EXHIBIT 99.5

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

Dear                     :

As you know, on June 19, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired IronPort Systems, Inc. (“IronPort”) (the “Acquisition”) pursuant to the Agreement and Plan of Reorganization by and among Cisco Systems, Inc., Ibiza Acquisition Corp., Eivissa Acquisition LLC, and IronPort dated as of December 29, 2006 (as amended to date, the “Merger Agreement”). On the Closing Date you held one or more outstanding options to purchase shares of IronPort common stock granted to you under one or more of the 2001 Stock Plan, as amended and 2007 Stock Option Plan of IronPort and the Amended and Restated 1998 Stock Plan and 2001 Stock Plan of PostX Corporation, (collectively the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of IronPort under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to purchase IronPort common stock granted to you under any of the Plans (the “IronPort Option(s)”), and documented by a stock option agreement (or stock option agreements) and any amendment(s) and/or option assumption agreements entered into by and between you and IronPort and/or PostX Corporation (the “Option Agreement(s)”), including the necessary adjustments for assumption of the IronPort Option(s) that are required by the Acquisition.

The table below summarizes your IronPort Option(s) immediately before and after the Acquisition:

IRONPORT OPTION				ASSUMED OPTION
Grant Date	Option Type	No. of IronPort Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.2287757420, as determined in accordance with the terms of the Merger Agreement, and are intended to: (i) assure that the total spread of your assumed IronPort Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. If applicable, and to the extent allowable by law, the adjustments are also intended to retain “incentive stock option” status under U.S. tax laws. The number of shares of Cisco common stock subject to your assumed IronPort Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your IronPort Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed IronPort Option(s) was determined by dividing the exercise price per share of your IronPort Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Unless the context otherwise requires, any references in either of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the Plans relating to your status as an employee or consultant of IronPort (or PostX Corporation) will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s) (in this respect, please note that any discussion of option terms (including vesting acceleration) in any employment offer letter (whether from Cisco, IronPort, PostX Corporation, or any other related employer) is explanatory in nature and will not result in duplication of benefits (including vesting) with respect to your assumed IronPort Option(s)) but with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition. Vesting of your assumed IronPort Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, the only permissible methods to exercise your assumed IronPort Option(s) are cash, check, wire transfer, or through a cashless exercise program with a Cisco-designated broker. All other provisions which govern either the exercise or the termination of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to purchase shares of Cisco common stock, except (i) no assumed IronPort Option(s) may be “early exercised” (i.e., an assumed IronPort Option may be exercised for shares of Cisco common stock only to the extent the assumed IronPort Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed IronPort Option(s) to the extent vested and outstanding at the time of termination after which time your assumed IronPort Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed IronPort Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is 1-866-602-4726).

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and your employer’s right, which rights are expressly reserved, to terminate your employment at any time for any reason. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed IronPort Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of employment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

Please sign and date this Agreement, as soon as possible, and return a copy by                     , 2007, to                      at                     .

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed IronPort Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed IronPort Option(s), please contact                      at                     .

CISCO SYSTEMS, INC.

By:
Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed IronPort Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed IronPort Option(s), the Plans (as applicable) and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: , 2007	_________________________________________________________
- Optionee
Address:
_________________________________________________________
Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

INDIA

Dear                     :

As you know, on June 19, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired IronPort Systems, Inc. (“IronPort”) (the “Acquisition”) pursuant to the Agreement and Plan of Reorganization by and among Cisco Systems, Inc., Ibiza Acquisition Corp., Eivissa Acquisition LLC, and IronPort dated as of December 29, 2006 (as amended to date, the “Merger Agreement”). On the Closing Date you held one or more outstanding options to purchase shares of IronPort common stock granted to you under one or more of the 2001 Stock Plan, as amended and 2007 Stock Option Plan of IronPort and the Amended and Restated 1998 Stock Plan and 2001 Stock Plan of PostX Corporation, (collectively the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of IronPort under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to purchase IronPort common stock granted to you under any of the Plans (the “IronPort Option(s)”), and documented by a stock option agreement(s) (or stock option agreements) and any amendment(s) and/or option assumption agreements entered into by and between you and IronPort and/or PostX Corporation (the “Option Agreement(s)”), including the necessary adjustments for assumption of the IronPort Option(s) that are required by the Acquisition.

The table below summarizes your IronPort Option(s) immediately before and after the Acquisition:

IRONPORT OPTION				ASSUMED OPTION
Grant Date	Option Type	No. of IronPort Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.2287757420, as determined in accordance with the terms of the Merger Agreement, and are intended to: (i) assure that the total spread of your assumed IronPort Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. If applicable, and to the extent allowable by law, the adjustments are also intended to retain “incentive stock option” status under U.S. tax laws. The number of shares of Cisco common stock subject to your assumed IronPort Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your IronPort Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed IronPort Option(s) was determined by dividing the exercise price per share of your IronPort Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

India

Unless the context otherwise requires, any references in either of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the Plans relating to your status as an employee or consultant of IronPort (or PostX Corporation) will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s) (in this respect, please note that any discussion of option terms (including vesting acceleration) in any employment offer letter (whether from Cisco, IronPort, PostX Corporation, or any other related employer) is explanatory in nature and will not result in duplication of benefits (including vesting) with respect to your assumed IronPort Option(s)) but with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition. Vesting of your assumed IronPort Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, the only permissible methods to exercise your assumed IronPort Option(s) are cash, check, wire transfer, or through a cashless sell-all exercise program with a Cisco-designated broker. Due to local exchange control regulations, you will not be permitted to use the “cashless-sell to cover” exercise method. Under a cashless-sell to cover method, you issue instructions to the broker to exercise the Options and to effect the immediate sale of the amount of Shares necessary to cover the aggregate Exercise Price payable for the purchased Shares, plus applicable taxes and brokerage fees, if any, and remit the remaining Shares to you. All other provisions which govern either the exercise or the termination of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to purchase shares of Cisco common stock, except (i) no assumed IronPort Option(s) may be “early exercised” (i.e., an assumed IronPort Option may be exercised for shares of Cisco common stock only to the extent the assumed IronPort Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your active employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed IronPort Option(s) to the extent vested and outstanding at the time of termination, after which time your assumed IronPort Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed IronPort Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is 1-866-602-4726).

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and the right of Cisco or its Subsidiary or Affiliate, which rights are expressly reserved, to terminate your employment at any time for any reason and whether or not in breach of local labor laws. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed IronPort Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of your active employment.

The following are additional terms and conditions of your Options:

Prior to exercise of the assumed IronPort Option(s) (or conversion/acceleration of vesting of the assumed IronPort Option(s) if the conversion/acceleration is a taxable event in your country), you authorize the Company and/or your employer (the “Employer”) to meet the obligation for income tax, social insurance contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”) in relation to your assumed IronPort Option(s) by withholding all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of the Shares. Alternatively, or in addition, if permissible under local law, Cisco may (1) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company withholds only the amount of Shares necessary to satisfy the minimum withholding amount. If the obligation for Tax-Related Items is satisfied by withholding shares of Stock as described herein, you shall be deemed to have been issued the full amount of Stock subject to this Agreement, notwithstanding that a number of shares of Stock is held back solely for the purpose of paying the Tax-Related Items due. Finally, you must pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise, refuse to convert your assumed IronPort Option(s) and/or refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Paragraph.

Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the IronPort Option(s), including the grant, vesting, conversion into options over Cisco Stock or exercise of the IronPort Option(s), any acceleration of vesting, the subsequent sale of Stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the conversion of IronPort Option(s) into options over Cisco Stock, any acceleration of vesting or any aspect of the IronPort Option(s) to reduce or eliminate your liability for Tax-Related Items.

*****

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal information as described in this Agreement by and among, as applicable, the Employer, and the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all assumed IronPort Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon exercise of the assumed Ironport Option(s). You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

*****

By signing below, you hereby acknowledge and agree as follows: (a) the Plans are discretionary in nature and may be modified, amended, suspended or terminated by Cisco at any time, unless otherwise provided in the Plans and this Agreement or the Option Agreements; (b) the assumed Ironport Option(s) you were granted were voluntarily given and do not create any contractual or other right to receive future grants of Ironport or Cisco options, or benefits in lieu of Ironport Options, even if Ironport Options have been granted repeatedly in the past; (c) all decisions with respect to future Options, if any, will be at the sole discretion of Cisco; (d) your participation in the Plans will not create a right to further employment with Cisco, its Subsidiaries or Affiliates or your actual Employer; (e) you are voluntarily participating in the Plans and your decision to exercise the assumed Ironport Option(s) is voluntary; (f) the assumed Ironport Options are extraordinary in that they do not constitute compensation of any kind for services of any kind rendered to Cisco or the Employer and are outside the scope of your employment contract, if any and, further, the assumed Ironport Options do not constitute a customary right or privilege; (g) the assumed Ironport Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for Cisco, Ironport or the Employer; (h) in the event that you are not an employee of Cisco (e.g., you are employed by a Subsidiary or Affiliate of Cisco), the assumed Ironport Option(s) will not be interpreted to form an employment contract or relationship with Cisco; and furthermore, the assumed Ironport Option(s) will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of Cisco; (i) the future value of Cisco Stock is unknown and cannot be predicted with certainty; (j) if you exercise your assumed Ironport Option(s) and acquire shares of Cisco Stock under the assumed Ironport Option(s), the value of the Cisco Stock acquired may increase or decrease in value; (k) in consideration of the conversion of the assumed Ironport Option(s), no claim or entitlement to compensation or damages shall arise from termination of the assumed Ironport Option(s) or diminution in value of the assumed Ironport Option(s) or Cisco Stock acquired through the assumed Ironport Option(s) which results from termination of your employment by Cisco or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Cisco and the Employer from any such claim that may arise; if notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you will be deemed irrevocably to have waived your entitlement to pursue such a claim; (l) in the event of termination of your employment (whether or not in breach of local labor laws), your right to vest in the assumed Ironport Option(s) under the Plans, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); (m) Cisco is not providing any tax, legal or financial advice, nor is Cisco making any recommendations regarding your participation in the Plans, or your acquisition or sale of Cisco Stock; and (n) you are hereby advised to consult with personal tax, legal and financial advisors regarding participation in the Plans before taking any action related to the Plans.

You hereby acknowledge and agree as follows: (a) the conversion and adjustment of your assumed Ironport Option(s) and/or acceleration of vesting of your assumed Ironport Option(s) to awards over Cisco Shares may have adverse tax and social insurance contribution consequences, including but not limited to the inability to obtain a tax or social insurance refund for taxes or contributions already paid on such assumed Ironport Option(s), and that Ironport, Cisco and your Employer do not take any responsibility or liability with respect to the loss of tax and social insurance qualified status of your assumed Ironport Option(s); (b) you received information regarding the adjustment and conversion of your assumed Ironport Option(s); and (c) you acknowledge that exercise and vesting of your assumed Ironport Option(s) is contingent upon compliance with applicable local laws; in particular, if allowing you to exercise or receive assumed Ironport Option(s) would not be compliant with applicable foreign securities laws, you will not be permitted to purchase or receive Shares under this Agreement.

You hereby agree to comply with the Indian Foreign Exchange Management Act and conditions from the Reserve Bank of India (“RBI”), including: (a) repatriating the proceeds from any dividends or the sale of Shares to India within a reasonable time of receipt; and (b) providing evidence of repatriation of funds (e.g., a Certificate of Foreign Remittance) to Cisco, the Employer or the RBI upon request.

You acknowledge that if you have received this Agreement or any other documents related to the Plans translated into a language other than English, and if the translated version is different from the English version, the English version will control. Cisco may, in its sole discretion, decide to deliver any documents related to the assumed Ironport Option(s) and this Agreement by electronic means or to request your consent to future participation in the Plans by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plans through an on-line or electronic system established and maintained by Cisco, the Charles Schwab Corporation or other third party designated by Cisco.

Please sign and date this Agreement, as soon as possible, and return a copy by                     , 2007, to                      at                     .

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed IronPort Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed IronPort Option(s), please contact                      at                     .

CISCO SYSTEMS, INC.

By:
Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed IronPort Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed IronPort Option(s), the Plans (as applicable) and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: , 2007	_________________________________________________________
- Optionee
Address:
_________________________________________________________
Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

CANADA

Dear                     :

As you know, on June 19, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired IronPort Systems, Inc. (“IronPort”) (the “Acquisition”) pursuant to the Agreement and Plan of Reorganization by and among Cisco Systems, Inc., Ibiza Acquisition Corp., Eivissa Acquisition LLC, and IronPort dated as of December 29, 2006 (as amended to date, the “Merger Agreement”). On the Closing Date you held one or more outstanding options to purchase shares of IronPort common stock granted to you under one or more of the 2001 Stock Plan, as amended and 2007 Stock Option Plan of IronPort and the Amended and Restated 1998 Stock Plan and 2001 Stock Plan of PostX Corporation, (collectively the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of IronPort under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to purchase IronPort common stock granted to you under any of the Plans (the “IronPort Option(s)”), and documented by a stock option agreement(s) (or stock option agreements) and any amendment(s) and/or option assumption agreements entered into by and between you and IronPort and/or PostX Corporation (the “Option Agreement(s)”), including the necessary adjustments for assumption of the IronPort Option(s) that are required by the Acquisition.

The table below summarizes your IronPort Option(s) immediately before and after the Acquisition:

IRONPORT OPTION				ASSUMED OPTION
Grant Date	Option Type	No. of IronPort Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.2287757420, as determined in accordance with the terms of the Merger Agreement, and are intended to: (i) assure that the total spread of your assumed IronPort Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. If applicable, and to the extent allowable by law, the adjustments are also intended to retain “incentive stock option” status under U.S. tax laws. The number of shares of Cisco common stock subject to your assumed IronPort Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your IronPort Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed IronPort Option(s) was determined by dividing the exercise price per share of your IronPort Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Canada

Unless the context otherwise requires, any references in either of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the Plans relating to your status as an employee or consultant of IronPort (or PostX Corporation) will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s) (in this respect, please note that any discussion of option terms (including vesting acceleration) in any employment offer letter (whether from Cisco, IronPort, PostX Corporation, or any other related employer) is explanatory in nature and will not result in duplication of benefits (including vesting) with respect to your assumed IronPort Option(s)) but with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition. Vesting of your assumed IronPort Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, the only permissible methods to exercise your assumed IronPort Option(s) are cash, check, wire transfer, or through a cashless exercise program with a Cisco-designated broker. All other provisions which govern either the exercise or the termination of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to purchase shares of Cisco common stock, except (i) no assumed IronPort Option(s) may be “early exercised” (i.e., an assumed IronPort Option may be exercised for shares of Cisco common stock only to the extent the assumed IronPort Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your active employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed IronPort Option(s) to the extent vested and outstanding at the time of termination, after which time your assumed IronPort Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed IronPort Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is 1-866-602-4726).

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and the right of Cisco or its Subsidiary or Affiliate, which rights are expressly reserved, to terminate your employment at any time for any reason and whether or not in breach of local labor laws. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed IronPort Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of your active employment.

The following are additional terms and conditions of your Options:

Prior to exercise of the assumed IronPort Option(s) (or conversion/acceleration of vesting of the assumed IronPort Option(s) if the conversion/acceleration is a taxable event in your country), you authorize the Company and/or your employer (the “Employer”) to meet the obligation for income tax, social insurance contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”) in relation to your assumed IronPort Option(s) by withholding all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of the Shares. Alternatively, or in addition, if permissible under local law, Cisco may (1) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company withholds only the amount of Shares necessary to satisfy the minimum withholding amount. If the obligation for Tax-Related Items is satisfied by withholding shares of Stock as described herein, you shall be deemed to have been issued the full amount of Stock subject to this Agreement, notwithstanding that a number of shares of Stock is held back solely for the purpose of paying the Tax-Related Items due. Finally, you must pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise, refuse to convert your assumed IronPort Option(s) and/or refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Paragraph.

Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the IronPort Option(s), including the grant, vesting, conversion into options over Cisco Stock or exercise of the IronPort Option(s), any acceleration of vesting, the subsequent sale of Stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the conversion of IronPort Option(s) into options over Cisco Stock, any acceleration of vesting or any aspect of the IronPort Option(s) to reduce or eliminate your liability for Tax-Related Items.

*****

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal information as described in this Agreement by and among, as applicable, the Employer, and the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all assumed IronPort Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon exercise of the assumed Ironport Option(s). You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

*****

By signing below, you hereby acknowledge and agree as follows: (a) the Plans are discretionary in nature and may be modified, amended, suspended or terminated by Cisco at any time, unless otherwise provided in the Plans and this Agreement or the Option Agreements; (b) the assumed Ironport Option(s) you were granted were voluntarily given and do not create any contractual or other right to receive future grants of Ironport or Cisco options, or benefits in lieu of Ironport Options, even if Ironport Options have been granted repeatedly in the past; (c) all decisions with respect to future Options, if any, will be at the sole discretion of Cisco; (d) your participation in the Plans will not create a right to further employment with Cisco, its Subsidiaries or Affiliates or your actual Employer; (e) you are voluntarily participating in the Plans; (f) the assumed Ironport Options are extraordinary in that they do not constitute compensation of any kind for services of any kind rendered to Cisco or the Employer and are outside the scope of your employment contract, if any; (g) the assumed Ironport Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for Cisco, Ironport or the Employer; (h) in the event that you are not an employee of Cisco (e.g., you are employed by a Subsidiary or Affiliate of Cisco), the assumed Ironport Option(s) will not be interpreted to form an employment contract or relationship with Cisco; and furthermore, the assumed Ironport Option(s) will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of Cisco; (i) the future value of Cisco Stock is unknown and cannot be predicted with certainty; (j) if you exercise your assumed Ironport Option(s) and acquire shares of Cisco Stock under the assumed Ironport Option(s), the value of the Cisco Stock acquired may increase or decrease in value; (k) in consideration of the conversion of the assumed Ironport

Option(s), no claim or entitlement to compensation or damages shall arise from termination of the assumed Ironport Option(s) or diminution in value of the assumed Ironport Option(s) or Cisco Stock acquired through the assumed Ironport Option(s) which results from termination of your employment by Cisco or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Cisco and the Employer from any such claim that may arise; if notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you will be deemed irrevocably to have waived your entitlement to pursue such a claim; (l) in the event of termination of your employment (whether or not in breach of local labor laws), your right to vest in the assumed Ironport Option(s) under the Plans, if any, will terminate effective as of the date that is the earlier of: (1) the date you receive notice of termination of employment from the Company or the Employer, or (2) the date you are no longer actively employed, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); (m) Cisco is not providing any tax, legal or financial advice, nor is Cisco making any recommendations regarding your participation in the Plans, or your acquisition or sale of Cisco Stock; and (n) you are hereby advised to consult with personal tax, legal and financial advisors regarding participation in the Plans before taking any action related to the Plans.

You hereby acknowledge and agree as follows: (a) the conversion and adjustment of your assumed Ironport Option(s) and/or acceleration of vesting of your assumed Ironport Option(s) to awards over Cisco Shares may have adverse tax and social insurance contribution consequences, including but not limited to any loss of tax and social insurance qualified status and the inability to obtain a tax or social insurance refund for taxes or contributions already paid on such assumed Ironport Option(s), and that Ironport, Cisco and your Employer do not take any responsibility or liability with respect to the loss of tax and social insurance qualified status of your assumed Ironport Option(s); (b) you received information regarding the adjustment and conversion of your assumed Ironport Option(s); and (c) you acknowledge that exercise and vesting of your assumed Ironport Option(s) is contingent upon compliance with applicable local laws; in particular, if allowing you to exercise or receive assumed Ironport Option(s) would not be compliant with applicable foreign securities laws, you will not be permitted to purchase or receive Shares under this Agreement.

If you are a resident of Quebec, by accepting this Agreement, you hereby provide your consent to receive information on the Plans in English. Specifically, you acknowledge that it is the express wish of the parties that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Vous reconnaissez que c’est le souhait exprès des parties de cette convention d’avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Cisco may, in its sole discretion, decide to deliver any documents related to the assumed Ironport Option(s) and this Agreement by electronic means or to request your consent to future participation in the Plans by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plans through an on-line or electronic system established and maintained by Cisco, the Charles Schwab Corporation or other third party designated by Cisco.

Please sign and date this Agreement, as soon as possible, and return a copy by                     , 2007, to                      at                     .

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed IronPort Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed IronPort Option(s), please contact                      at                     .

CISCO SYSTEMS, INC.

By:
Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed IronPort Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed IronPort Option(s), the Plans (as applicable) and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: , 2007	_________________________________________________________
- Optionee
Address:
_________________________________________________________
Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

UNITED KINGDOM

Dear                     :

As you know, on June 19, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired IronPort Systems, Inc. (“IronPort”) (the “Acquisition”) pursuant to the Agreement and Plan of Reorganization by and among Cisco Systems, Inc., Ibiza Acquisition Corp., Eivissa Acquisition LLC, and IronPort dated as of December 29, 2006 (as amended to date, the “Merger Agreement”). On the Closing Date you held one or more outstanding options to purchase shares of IronPort common stock granted to you under one or more of the 2001 Stock Plan, as amended and 2007 Stock Option Plan of IronPort and the Amended and Restated 1998 Stock Plan and 2001 Stock Plan of PostX Corporation, (collectively the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of IronPort under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to purchase IronPort common stock granted to you under any of the Plans (the “IronPort Option(s)”), and documented by a stock option agreement(s) (or stock option agreements) and any amendment(s) and/or option assumption agreements entered into by and between you and IronPort and/or PostX Corporation (the “Option Agreement(s)”), including the necessary adjustments for assumption of the IronPort Option(s) that are required by the Acquisition.

The table below summarizes your IronPort Option(s) immediately before and after the Acquisition:

IRONPORT OPTION				ASSUMED OPTION
Grant Date	Option Type	No. of IronPort Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.2287757420, as determined in accordance with the terms of the Merger Agreement, and are intended to: (i) assure that the total spread of your assumed IronPort Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. If applicable, and to the extent allowable by law, the adjustments are also intended to retain “incentive stock option” status under U.S. tax laws. The number of shares of Cisco common stock subject to your assumed IronPort Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your IronPort Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed IronPort Option(s) was determined by dividing the exercise price per share of your IronPort Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Unless the context otherwise requires, any references in either of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the Plans relating to your status as an employee or consultant of IronPort (or PostX Corporation) will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s) (in this respect, please note that any discussion of option terms (including vesting acceleration) in any employment offer letter (whether from Cisco, IronPort, PostX Corporation, or any other related employer) is explanatory in nature and will not result in duplication of benefits (including vesting) with respect to your assumed IronPort Option(s)) but with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition. Vesting of your assumed IronPort Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, the only permissible methods to exercise your assumed IronPort Option(s) are cash, check, wire transfer, or through a cashless exercise program with a Cisco-designated broker. All other provisions which govern either the exercise or the termination of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to purchase shares of Cisco common stock, except (i) no assumed IronPort Option(s) may be “early exercised” (i.e., an assumed IronPort Option may be exercised for shares of Cisco common stock only to the extent the assumed IronPort Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your active employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed IronPort Option(s) to the extent vested and outstanding at the time of termination, after which time your assumed IronPort Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed IronPort Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is 1-866-602-4726).

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and the right of Cisco or its Subsidiary or Affiliate, which rights are expressly reserved, to terminate your employment at any time for any reason and whether or not in breach of local labor laws. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed IronPort Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of your active employment.

The following are additional terms and conditions of your Options:

Prior to exercise of the assumed IronPort Option(s) (or conversion/acceleration of vesting of the assumed IronPort Option(s) if the conversion/acceleration is a taxable event in your country), you authorize the Company and/or your employer (the “Employer”) to meet the obligation for income tax, Primary or Secondary Class I National Insurance Contributions and, payroll tax or other tax-related withholding (“Tax-Related Items”) in relation to your assumed IronPort Option(s) by withholding all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of the Shares. Alternatively, or in addition, if permissible under local law, Cisco may (1) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company withholds only the amount of Shares necessary to satisfy the minimum withholding amount. If the obligation for Tax-Related Items is satisfied by withholding shares of Stock as described herein, you shall be deemed to have been issued the full amount of Stock subject to this Agreement, notwithstanding that a number of shares of Stock is held back solely for the purpose of paying the Tax-Related Items due. Finally, you must pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise, refuse to convert your assumed IronPort Option(s) and/or refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Paragraph.

Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the IronPort Option(s), including the grant, vesting, conversion into options over Cisco Stock or exercise of the IronPort Option(s), any acceleration of vesting, the subsequent sale of Stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the conversion of IronPort Option(s) into options over Cisco Stock, any acceleration of vesting or any aspect of the IronPort Option(s) to reduce or eliminate your liability for Tax-Related Items.

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the Tax-Related Items (the “Due Date”) or such other period specified in section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected Tax-Related Items shall constitute a loan owed by you to the Employer, effective on the Due Date. You agree that the loan will bear interest at the then-current Her Majesty’s Revenue and Customs (“HMRC”) official rate, it will be immediately due and repayable, and Cisco or the Employer may recover it at any time thereafter by any of the means referred to above in this Agreement. You also authorize Cisco to withhold the transfer of any Shares unless and until the loan is repaid in full.

You previously agreed to accept liability for any secondary Class I National Insurance Contributions under the IronPort Options. You agree to continue to accept any liability for secondary Class 1 National Insurance Contributions (“Employer NICs”) which may now be payable by Cisco or the Employer as a result of your participation in the Plans. To accomplish the foregoing, by accepting Cisco Shares you expressly agree to the terms of the joint election set forth in this section between you and Cisco (the “Election”), the form of such Election being formally approved by HMRC and such further joint elections as may be required between you and any successor to Cisco. If you do not accept this Agreement, including the Election, prior to the exercise or vesting date, or if the Election is revoked at any time by HMRC, the assumed Ironport Options shall become null and void without any liability to Cisco and/or the Employer and shall lapse with immediate effect.

This Election is between you, the holder of outstanding Ironport Option(s), and Cisco of 170 West Tasman Dr., San Jose, California, USA 95134, which is entering into this Form of Election on behalf of the Employer.

This Election relates to Employer NICs which may arise on (i) the acquisition of securities pursuant to the exercise of and/or vesting of the assumed Ironport Option(s) (within section 477(3)(a) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”)); and/or (ii) the assignment or release of the assumed Ironport Option(s) in return for consideration (within section 477(3)(b) of ITEPA); and/or (iii) the receipt of any other benefit in money or money’s worth in connection with the assumed Ironport Option(s) (within section 477(3)(c) of ITEPA); and/or (iv) post-acquisition charges in connection with the assumed Ironport Option(s) (within section 427 of ITEPA), (each, a “Taxable Event”) pursuant to section 4(4)(a) of the Social Security Contributions and Benefits Act 1992 (“SSCBA”).

This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA. This Election applies to all assumed Ironport Options that have been granted to you under the Plan/s and in accordance with this Agreement. For the avoidance of doubt, this Election does not apply to employment income arising by virtue of Chapter 3A of Part VII of ITEPA. This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

You and Cisco jointly elect that the entire liability of the Employer to pay Employer NICs on the Taxable Event is hereby transferred to you. You understand that by signing below or clicking on the ‘I accept box’ to accept this Agreement, including this Election, you will become personally liable for the Employer NICs covered by this Election. You hereby authorize Cisco and/or the Employer to collect the Employer NICs from you at any time on or after the Taxable Event by any of the means set forth in this Agreement. Cisco reserves for itself and the Employer the right to withhold the transfer of any Shares to you until full payment of the Employer NICs is received. Cisco agrees to remit the Employer NICs to the HMRC on your behalf within 14 days after the end of the U.K. tax month during which the Taxable Event occurs.

You and Cisco agree to be bound by the terms of this Election regardless of whether you are transferred abroad or are not employed by the Employer on the date on which the Employer NICs becomes due. This Election will continue in effect until the earliest of the following: (i) you and Cisco agree in writing that it should cease to have effect; (ii) the date Cisco serves written notice on you terminating its effect; or (iii) the date the HMRC withdraws approval of this Election. This Election will continue in force regardless of whether you cease to provide services to the Employer.

*****

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal information as described in this Agreement by and among, as applicable, the Employer, and the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all assumed IronPort Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon exercise of the assumed Ironport Option(s). You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

By signing below, you hereby acknowledge and agree as follows: (a) the Plans are discretionary in nature and may be modified, amended, suspended or terminated by Cisco at any time, unless otherwise provided in the Plans and this Agreement or the Option Agreements; (b) the assumed Ironport Option(s) you were granted were voluntarily given and do not create any contractual or other right to receive future grants of Ironport or Cisco options, or benefits in lieu of Ironport Options, even if Ironport Options have been granted repeatedly in the past; (c) all decisions with respect to future Options, if any, will be at the sole discretion of Cisco; (d) your participation in the Plans will not create a right to further employment with Cisco, its Subsidiaries or Affiliates or your actual Employer; (e) you are voluntarily participating in the Plans; (f) the assumed Ironport Options are extraordinary in that they do not constitute compensation of any kind for services of any kind rendered to Cisco or the Employer and are outside the scope of your employment contract, if any; (g) the assumed Ironport Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for Cisco, Ironport or the Employer; (h) in the event that you are not an employee of Cisco (e.g., you are employed by a Subsidiary or Affiliate of Cisco), the assumed Ironport Option(s) will not be interpreted to form an employment contract or relationship with Cisco; and furthermore, the assumed Ironport Option(s) will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of Cisco; (i) the future value of Cisco Stock is unknown and cannot be predicted with certainty; (j) if you exercise your assumed Ironport Option(s) and acquire shares of Cisco Stock under the assumed Ironport Option(s), the value of the Cisco Stock acquired may increase or decrease in value; (k) in consideration of the conversion of the assumed Ironport Option(s), no claim or entitlement to compensation or damages shall arise from termination of the assumed Ironport Option(s) or diminution in value of the assumed Ironport Option(s) or Cisco Stock acquired through the assumed Ironport Option(s) which results from termination of your employment by Cisco or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Cisco and the Employer from any such claim that may arise; if notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you will be deemed irrevocably to have waived your entitlement to pursue such a claim; (l) in the event of termination of your employment (whether or not in breach of local labor laws), your right to vest in the assumed Ironport Option(s) under the Plans, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); (m) Cisco is not providing any tax, legal or financial advice, nor is Cisco making any recommendations regarding your participation in the Plans, or your acquisition or sale of Cisco Stock; and (n) you are hereby advised to consult with personal tax, legal and financial advisors regarding participation in the Plans before taking any action related to the Plans.

You hereby acknowledge and agree as follows: (a) the conversion and adjustment of your assumed Ironport Option(s) and/or acceleration of vesting of your assumed Ironport Option(s) to awards over Cisco Shares may have adverse tax and social insurance contribution consequences, including but not limited to any loss of tax and social insurance qualified status and the inability to obtain a tax or social insurance refund for taxes or contributions already paid on such assumed Ironport Option(s), and that Ironport, Cisco and your Employer do not take any responsibility or liability with respect to the loss of tax and social insurance qualified status of your assumed Ironport Option(s); (b) you received information regarding the adjustment and conversion of your assumed Ironport Option(s); and (c) you acknowledge that exercise and vesting of your assumed Ironport Option(s) is contingent upon compliance with applicable local laws; in particular, if allowing you to exercise or receive assumed Ironport Option(s) would not be compliant with applicable foreign securities laws, you will not be permitted to purchase or receive Shares under this Agreement.

You acknowledge that if you have received this Agreement or any other documents related to the Plans translated into a language other than English, and if the translated version is different from the English version, the English version will control. Cisco may, in its sole discretion, decide to deliver any documents related to the assumed Ironport Option(s) and this Agreement by electronic means or to request your consent to future participation in the Plans by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plans through an on-line or electronic system established and maintained by Cisco, the Charles Schwab Corporation or other third party designated by Cisco.

You further agree to enter into the Election. Under the terms of the Election, you agree to continue to be liable for any Employer NICs that may arise in connection with the assumed Ironport Options and authorize Cisco and/or the Employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from salary or other payments due, or the sale of sufficient Shares acquired pursuant to the assumed Ironport Options.

Please sign and date this Agreement, as soon as possible, and return a copy by                     , 2007, to                      at                     .

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed IronPort Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed IronPort Option(s), please contact                      at                     .

CISCO SYSTEMS, INC.

By:
Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed IronPort Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed IronPort Option(s), the Plans (as applicable) and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: , 2007	_________________________________________________________
- Optionee
Address:
_________________________________________________________
Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

SPAIN

Dear                     :

As you know, on June 19, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired IronPort Systems, Inc. (“IronPort”) (the “Acquisition”) pursuant to the Agreement and Plan of Reorganization by and among Cisco Systems, Inc., Ibiza Acquisition Corp., Eivissa Acquisition LLC, and IronPort dated as of December 29, 2006 (as amended to date, the “Merger Agreement”). On the Closing Date you held one or more outstanding options to purchase shares of IronPort common stock granted to you under one or more of the 2001 Stock Plan, as amended and 2007 Stock Option Plan of IronPort and the Amended and Restated 1998 Stock Plan and 2001 Stock Plan of PostX Corporation, (collectively the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of IronPort under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to purchase IronPort common stock granted to you under any of the Plans (the “IronPort Option(s)”), and documented by a stock option agreement(s) (or stock option agreements) and any amendment(s) and/or option assumption agreements entered into by and between you and IronPort and/or PostX Corporation (the “Option Agreement(s)”), including the necessary adjustments for assumption of the IronPort Option(s) that are required by the Acquisition.

The table below summarizes your IronPort Option(s) immediately before and after the Acquisition:

IRONPORT OPTION				ASSUMED OPTION
Grant Date	Option Type	No. of IronPort Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.2287757420, as determined in accordance with the terms of the Merger Agreement, and are intended to: (i) assure that the total spread of your assumed IronPort Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. If applicable, and to the extent allowable by law, the adjustments are also intended to retain “incentive stock option” status under U.S. tax laws. The number of shares of Cisco common stock subject to your assumed IronPort Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your IronPort Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed IronPort Option(s) was determined by dividing the exercise price per share of your IronPort Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Unless the context otherwise requires, any references in either of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the Plans relating to your status as an employee or consultant of IronPort (or PostX Corporation) will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s) (in this respect, please note that any discussion of option terms (including vesting acceleration) in any employment offer letter (whether from Cisco, IronPort, PostX Corporation, or any other related employer) is explanatory in nature and will not result in duplication of benefits (including vesting) with respect to your assumed IronPort Option(s)) but with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition. Vesting of your assumed IronPort Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, the only permissible methods to exercise your assumed IronPort Option(s) are cash, check, wire transfer, or through a cashless exercise program with a Cisco-designated broker. All other provisions which govern either the exercise or the termination of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to purchase shares of Cisco common stock, except (i) no assumed IronPort Option(s) may be “early exercised” (i.e., an assumed IronPort Option may be exercised for shares of Cisco common stock only to the extent the assumed IronPort Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your active employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed IronPort Option(s) to the extent vested and outstanding at the time of termination, after which time your assumed IronPort Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed IronPort Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is 1-866-602-4726).

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and the right of Cisco or its Subsidiary or Affiliate, which rights are expressly reserved, to terminate your employment at any time for any reason and whether or not in breach of local labor laws. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed IronPort Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of your active employment.

The following are additional terms and conditions of your Options:

Prior to exercise of the assumed IronPort Option(s) (or conversion/acceleration of vesting of the assumed IronPort Option(s) if the conversion/acceleration is a taxable event in your country), you authorize the Company and/or your employer (the “Employer”) to meet the obligation for income tax, social insurance contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”) in relation to your assumed IronPort Option(s) by withholding all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of the Shares. Alternatively, or in addition, if permissible under local law, Cisco may (1) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company withholds only the amount of Shares necessary to satisfy the minimum withholding amount. If the obligation for Tax-Related Items is satisfied by withholding shares of Stock as described herein, you shall be deemed to have been issued the full amount of Stock subject to this Agreement, notwithstanding that a number of shares of Stock is held back solely for the purpose of paying the Tax-Related Items due. Finally, you must pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise, refuse to convert your assumed IronPort Option(s) and/or refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Paragraph.

Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the IronPort Option(s), including the grant, vesting, conversion into options over Cisco Stock or exercise of the IronPort Option(s), any acceleration of vesting, the subsequent sale of Stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the conversion of IronPort Option(s) into options over Cisco Stock, any acceleration of vesting or any aspect of the IronPort Option(s) to reduce or eliminate your liability for Tax-Related Items.

*****

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal information as described in this Agreement by and among, as applicable, the Employer, and the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all assumed IronPort Option(s) or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon exercise of the assumed Ironport Option(s). You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

*****

By signing below, you hereby acknowledge and agree as follows: (a) the Plans are discretionary in nature and may be modified, amended, suspended or terminated by Cisco at any time, unless otherwise provided in the Plans and this Agreement or the Option Agreements; (b) the assumed Ironport Option(s) you were granted were voluntarily given and do not create any contractual or other right to receive future grants of Ironport or Cisco options, or benefits in lieu of Ironport Options, even if Ironport Options have been granted repeatedly in the past; (c) all decisions with respect to future Options, if any, will be at the sole discretion of Cisco; (d) your participation in the Plans will not create a right to further employment with Cisco, its Subsidiaries or Affiliates or your actual Employer; (e) you are voluntarily participating in the Plans; (f) the assumed Ironport Options are extraordinary in that they do not constitute compensation of any kind for services of any kind rendered to Cisco or the Employer and are outside the scope of your employment contract, if any; (g) the assumed Ironport Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for Cisco, Ironport or the Employer; (h) in the event that you are not an employee of Cisco (e.g., you are employed by a Subsidiary or Affiliate of Cisco), the assumed Ironport Option(s) will not be interpreted to form an employment contract or relationship with Cisco; and furthermore, the assumed Ironport Option(s) will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of Cisco; (i) the future value of Cisco Stock is unknown and cannot be predicted with certainty; (j) if you exercise your assumed Ironport Option(s) and acquire shares of Cisco Stock under the assumed Ironport Option(s), the value of the Cisco Stock acquired may increase or decrease in value; (k) in consideration of the conversion of the assumed Ironport

Option(s), no claim or entitlement to compensation or damages shall arise from termination of the assumed Ironport Option(s) or diminution in value of the assumed Ironport Option(s) or Cisco Stock acquired through the assumed Ironport Option(s) which results from termination of your employment by Cisco or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Cisco and the Employer from any such claim that may arise; if notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you will be deemed irrevocably to have waived your entitlement to pursue such a claim; (l) in the event of termination of your employment (whether or not in breach of local labor laws), your right to vest in the assumed Ironport Option(s) under the Plans, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); (m) Cisco is not providing any tax, legal or financial advice, nor is Cisco making any recommendations regarding your participation in the Plans, or your acquisition or sale of Cisco Stock; and (n) you are hereby advised to consult with personal tax, legal and financial advisors regarding participation in the Plans before taking any action related to the Plans.

Further, by accepting this Agreement, you expressly acknowledge your consent to participation in the Plans and receipt of a copy of the Plans. You understand that the Company’s assumption of your IronPort Option(s) is entered into upon the express assumption and condition that any award will not bind the Company or any of its Subsidiaries or Affiliates. Consequently, you understand that the IronPort Option(s) are assumed on the assumption and condition that the Ironport Option(s) or the Shares acquired upon exercise shall not become a part of any employment contract (either with the Company or any of its Subsidiaries or Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, you understand that the assumed Ironport Option(s) would not be available to you but for the assumptions and conditions referred to above; thus, you acknowledge and freely accept that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the assumed Ironport Option(s) shall be null and void.

You hereby acknowledge and agree as follows: (a) the conversion and adjustment of your assumed Ironport Option(s) and/or acceleration of vesting of your assumed Ironport Option(s) to awards over Cisco Shares may have adverse tax and social insurance contribution consequences, including but not limited to any loss of tax and social insurance qualified status and the inability to obtain a tax or social insurance refund for taxes or contributions already paid on such assumed Ironport Option(s), and that Ironport, Cisco and your Employer do not take any responsibility or liability with respect to the loss of tax and social insurance qualified status of your assumed Ironport Option(s); (b) you received information regarding the adjustment and conversion of your assumed Ironport Option(s); and (c) you acknowledge that exercise and vesting of your assumed Ironport Option(s) is contingent upon compliance with applicable local laws; in particular, if allowing you to exercise or receive assumed Ironport Option(s) would not be compliant with applicable foreign securities laws, you will not be permitted to purchase or receive Shares under this Agreement.

You acknowledge that if you have received this Agreement or any other documents related to the Plans translated into a language other than English, and if the translated version is different from the English version, the English version will control. Cisco may, in its sole discretion, decide to deliver any documents related to the assumed Ironport Option(s) and this Agreement by electronic means or to request your consent to future participation in the Plans by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plans through an on-line or electronic system established and maintained by Cisco, the Charles Schwab Corporation or other third party designated by Cisco.

Please sign and date this Agreement, as soon as possible, and return a copy by                     , 2007, to                      at                     .

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed IronPort Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed IronPort Option(s), please contact                      at                     .

CISCO SYSTEMS, INC.

By:
Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed IronPort Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed IronPort Option(s), the Plans (as applicable) and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: , 2007	_________________________________________________________
- Optionee
Address:
_________________________________________________________
Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

MEXICO

Dear                     :

As you know, on June 19, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired IronPort Systems, Inc. (“IronPort”) (the “Acquisition”) pursuant to the Agreement and Plan of Reorganization by and among Cisco Systems, Inc., Ibiza Acquisition Corp., Eivissa Acquisition LLC, and IronPort dated as of December 29, 2006 (as amended to date, the “Merger Agreement”). On the Closing Date you held one or more outstanding options to purchase shares of IronPort common stock granted to you under one or more of the 2001 Stock Plan, as amended and 2007 Stock Option Plan of IronPort and the Amended and Restated 1998 Stock Plan and 2001 Stock Plan of PostX Corporation (collectively the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of IronPort under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to purchase IronPort common stock granted to you under any of the Plans (the “IronPort Option(s)”), and documented by a stock option agreement(s) (or stock option agreements) and any amendment(s) and/or option assumption agreements entered into by and between you and IronPort and/or PostX Corporation (the “Option Agreement(s)”), including the necessary adjustments for assumption of the IronPort Option(s) that are required by the Acquisition.

The table below summarizes your IronPort Option(s) immediately before and after the Acquisition:

IRONPORT OPTION				ASSUMED OPTION
Grant Date	Option Type	No. of IronPort Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.2287757420, as determined in accordance with the terms of the Merger Agreement, and are intended to: (i) assure that the total spread of your assumed IronPort Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. If applicable, and to the extent allowable by law, the adjustments are also intended to retain “incentive stock option” status under U.S. tax laws. The number of shares of Cisco common stock subject to your assumed IronPort Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your IronPort Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed IronPort Option(s) was determined by dividing the exercise price per share of your IronPort Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Unless the context otherwise requires, any references in either of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the Plans relating to your status as an employee or consultant of IronPort (or PostX Corporation) will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s) (in this respect, please note that any discussion of option terms (including vesting acceleration) in any employment offer letter (whether from Cisco, IronPort, PostX Corporation, or any other related employer) is explanatory in nature and will not result in duplication of benefits (including vesting) with respect to your assumed IronPort Option(s)) but with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition. Vesting of your assumed IronPort Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, the only permissible methods to exercise your assumed IronPort Option(s) are cash, check, wire transfer, or through a cashless exercise program with a Cisco-designated broker. All other provisions which govern either the exercise or the termination of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to purchase shares of Cisco common stock, except (i) no assumed IronPort Option(s) may be “early exercised” (i.e., an assumed IronPort Option may be exercised for shares of Cisco common stock only to the extent the assumed IronPort Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your active employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed IronPort Option(s) to the extent vested and outstanding at the time of termination, after which time your assumed IronPort Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed IronPort Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is 1-866-602-4726).

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and the right of Cisco or its Subsidiary or Affiliate, which rights are expressly reserved, to terminate your employment at any time for any reason and whether or not in breach of local labor laws. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed IronPort Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of your active employment.

The following are additional terms and conditions of your Options:

Prior to exercise of the assumed IronPort Option(s) (or conversion/acceleration of vesting of the assumed IronPort Option(s) if the conversion/acceleration is a taxable event in your country), you authorize the Company and/or your employer (the “Employer”) to meet the obligation for income tax, social insurance contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”) in relation to your assumed IronPort Option(s) by withholding all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of the Shares. Alternatively, or in addition, if permissible under local law, Cisco may (1) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company withholds only the amount of Shares necessary to satisfy the minimum withholding amount. If the obligation for Tax-Related Items is satisfied by withholding shares of Stock as described herein, you shall be deemed to have been issued the full amount of Stock subject to this Agreement, notwithstanding that a number of shares of Stock is held back solely for the purpose of paying the Tax-Related Items due. Finally, you must pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise, refuse to convert your assumed IronPort Option(s) and/or refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Paragraph.

Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the IronPort Option(s), including the grant, vesting, conversion into options over Cisco Stock or exercise of the IronPort Option(s), any acceleration of vesting, the subsequent sale of Stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the conversion of IronPort Option(s) into options over Cisco Stock, any acceleration of vesting or any aspect of the IronPort Option(s) to reduce or eliminate your liability for Tax-Related Items.

*****

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal information as described in this Agreement by and among, as applicable, the Employer, and the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all assumed IronPort Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon exercise of the assumed Ironport Option(s). You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

*****

By signing below, you hereby acknowledge and agree as follows: (a) the Plans are discretionary in nature and may be modified, amended, suspended or terminated by Cisco at any time, unless otherwise provided in the Plans and this Agreement or the Option Agreements; (b) the assumed Ironport Option(s) you were granted were voluntarily given and do not create any contractual or other right to receive future grants of Ironport or Cisco options, or benefits in lieu of Ironport Options, even if Ironport Options have been granted repeatedly in the past; (c) all decisions with respect to future Options, if any, will be at the sole discretion of Cisco; (d) the assumed Ironport Option(s) are not related to the salary or any other contractual benefits granted to you by the Employer; and any modification of the Plans or their termination shall not constitute a change or impairment of the terms and conditions of your employment; (e) your participation in the Plans will not create a right to further employment with Cisco, its Subsidiaries or Affiliates or your actual Employer; (f) you are voluntarily participating in the Plans; (g) the assumed Ironport Options are extraordinary in that they do not constitute compensation of any kind for services of any kind rendered to Cisco or the Employer and are outside the scope of your employment contract, if any; (h) the assumed Ironport Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for Cisco, Ironport or the Employer; (i) in the event that you are not an employee of Cisco (e.g., you are employed by a Subsidiary or Affiliate of Cisco), the assumed Ironport Option(s) will not be interpreted to form an employment contract or relationship with Cisco; and furthermore, the assumed Ironport Option(s) will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of Cisco; (j) the future value of Cisco Stock is unknown and cannot be predicted with certainty; (k) if you exercise your assumed Ironport Option(s) and acquire shares of Cisco Stock under the assumed Ironport Option(s), the value of the Cisco Stock acquired may increase or decrease in value; (l) in consideration of the conversion of the assumed Ironport Option(s), no claim or entitlement to compensation or damages shall arise from termination of the assumed Ironport Option(s) or diminution in value of the assumed Ironport Option(s) or Cisco Stock acquired through the assumed Ironport Option(s) which results from termination of your employment by Cisco or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Cisco and the Employer from any such claim that may arise; if notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you will be deemed irrevocably to have waived your entitlement to pursue such a claim; (m) in the event of termination of your employment (whether or not in breach of local labor laws), your right to vest in the assumed Ironport Option(s) under the Plans, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); (n) Cisco is not providing any tax, legal or financial advice, nor is Cisco making any recommendations regarding your participation in the Plans, or your acquisition or sale of Cisco Stock; and (o) you are hereby advised to consult with personal tax, legal and financial advisors regarding participation in the Plans before taking any action related to the Plans.

You hereby acknowledge and agree as follows: (a) the conversion and adjustment of your assumed Ironport Option(s) and/or acceleration of vesting of your assumed Ironport Option(s) to awards over Cisco Shares may have adverse tax and social insurance contribution consequences, including but not limited to any loss of tax and social insurance qualified status and the inability to obtain a tax or social insurance refund for taxes or contributions already paid on such assumed Ironport Option(s), and that Ironport, Cisco and your Employer do not take any responsibility or liability with respect to the loss of tax and social insurance qualified status of your assumed Ironport Option(s); (b) you received information regarding the adjustment and conversion of your assumed Ironport Option(s); and (c) you acknowledge that exercise and vesting of your assumed Ironport Option(s) is contingent upon compliance with applicable local laws; in particular, if allowing you to exercise or receive assumed Ironport Option(s) would not be compliant with applicable foreign securities laws, you will not be permitted to purchase or receive Shares under this Agreement.

The invitation the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability to you (the “Optionee”). This invitation and, in your case, the acquisition of Shares does not, in any way, establish a labor relationship between you and the Company and it does not establish any rights between you and the Employer.

La invitación que la Compañía hace en relación con el Plan es unilateral y discrecional, por lo tanto, la Compañía se reserva el derecho absoluto para modificar o terminar el mismo en cualquier momento, sin ninguna responsabilidad para el Opcionante. Esta invitación y, en el caso del Opcionante, la adquisición de acciones, de ninguna manera establecen relación laboral alguna entre el Opcionante y la Compañía. Tampoco establece derecho alguno entre el Opcionante y su empleador.

You acknowledge that if you have received this Agreement or any other documents related to the Plans translated into a language other than English, and if the translated version is different from the English version, the English version will control. Cisco may, in its sole discretion, decide to deliver any documents related to the assumed Ironport Option(s) and this Agreement by electronic means or to request your consent to future participation in the Plans by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plans through an on-line or electronic system established and maintained by Cisco, the Charles Schwab Corporation or other third party designated by Cisco.

Please sign and date this Agreement, as soon as possible, and return a copy by                     , 2007, to                      at                     .

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed IronPort Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed IronPort Option(s), please contact                      at                     .

CISCO SYSTEMS, INC.

By:
Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed IronPort Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed IronPort Option(s), the Plans (as applicable) and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: , 2007	_________________________________________________________
- Optionee
Address:
_________________________________________________________
Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

ITALY

Dear                     :

As you know, on June 19, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired IronPort Systems, Inc. (“IronPort”) (the “Acquisition”) pursuant to the Agreement and Plan of Reorganization by and among Cisco Systems, Inc., Ibiza Acquisition Corp., Eivissa Acquisition LLC, and IronPort dated as of December 29, 2006 (as amended to date, the “Merger Agreement”). On the Closing Date you held one or more outstanding options to acquire shares of IronPort common stock granted to you under one or more of the 2001 Stock Plan, as amended and 2007 Stock Option Plan of IronPort and the Amended and Restated 1998 Stock Plan and 2001 Stock Plan of PostX Corporation, (collectively the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of IronPort under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to acquire IronPort common stock granted to you under any of the Plans (the “IronPort Option(s)”), and documented by a stock option agreement(s) (or stock option agreements) and any amendment(s) and/or option assumption agreements entered into by and between you and IronPort and/or PostX Corporation (the “Option Agreement(s)”), including the necessary adjustments for assumption of the IronPort Option(s) that are required by the Acquisition.

The table below summarizes your IronPort Option(s) immediately before and after the Acquisition:

IRONPORT OPTION				ASSUMED OPTION
Grant Date	Option Type	No. of IronPort Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.2287757420, as determined in accordance with the terms of the Merger Agreement, and are intended to: (i) assure that the total spread of your assumed IronPort Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. If applicable, and to the extent allowable by law, the adjustments are also intended to retain “incentive stock option” status under U.S. tax laws. The number of shares of Cisco common stock subject to your assumed IronPort Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your IronPort Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed IronPort Option(s) was determined by dividing the exercise price per share of your IronPort Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Unless the context otherwise requires, any references in either of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the Plans relating to your status as an employee or consultant of IronPort (or PostX Corporation) will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s) (in this respect, please note that any discussion of option terms (including vesting acceleration) in any employment offer letter (whether from Cisco, IronPort, PostX Corporation, or any other related employer) is explanatory in nature and will not result in duplication of benefits (including vesting) with respect to your assumed IronPort Option(s)) but with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition.

Vesting of your assumed IronPort Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, due to local regulatory requirements, the only permissible method to exercise your assumed IronPort Option(s) is through a cashless exercise program with a Cisco-designated broker. All other provisions which govern the termination of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to acquire shares of Cisco common stock, except (i) no assumed IronPort Option(s) may be “early exercised” (i.e., an assumed IronPort Option may be exercised for shares of Cisco common stock only to the extent the assumed IronPort Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your active employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed IronPort Option(s) to the extent vested and outstanding at the time of termination, after which time your assumed IronPort Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed IronPort Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is 1-866-602-4726). Further, due to regulatory requirements in your country, you must take the following actions to exercise your assumed Ironport Option(s):

(i) Pay the aggregate Exercise Price for the acquired Shares through a special sale and remittance procedure pursuant to which you (or any other person or persons exercising the assumed Ironport Option(s)) shall concurrently provide irrevocable written instructions (I) to a Company-designated brokerage firm (or in the case of an executive officer or Board member of the Company, a brokerage firm of your choice) to effect the immediate sale of all of the acquired Shares (under a cashless sell-all exercise) and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the acquired Shares plus, if applicable, the amount necessary to satisfy the Company’s (or a Subsidiary’s or Affiliate’s) withholding obligations (including income tax, social insurance contributions, payroll tax, payment on account or other tax-related withholding) (“Tax-Related Items”) and (II) to the Company to deliver the certificates for the acquired Shares directly to such brokerage firm in order to complete the sale transaction.

(ii) Furnish to the Company appropriate documentation that the person or persons exercising the assumed Ironport Option(s) (if other than you) have the right to exercise the assumed Ironport Option(s).

(iii) Make appropriate arrangements with the Company (or its Subsidiary or Affiliate employing or retaining you) for the satisfaction of all Tax-Related Items applicable to the exercise of the assumed Ironport Option(s).

On or as soon as practical after the exercise date of your assumed Ironport Option(s), you shall receive the cash proceeds from the sale of all of the acquired Stock less the aggregate Exercise Price, the amount necessary to satisfy any and all Tax-Related Items and any brokerage fees and commissions. In no event may the assumed Ironport Option(s) be exercised for any fractional shares of Stock. Notwithstanding any other provisions of the Plans, this Agreement or any other agreement to the contrary, if at the time the assumed Ironport Option(s) are exercised, you are indebted to the Company (or any Subsidiary or Affiliate) for any reason, the after-tax proceeds of the sale of your Shares shall automatically be applied to the outstanding balance of your indebtedness.

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and the right of Cisco or its Subsidiary or Affiliate, which rights are expressly reserved, to terminate your employment at any time for any reason and whether or not in breach of local labor laws. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed IronPort Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of your active employment.

The following are additional terms and conditions of your Options:

Prior to exercise of the assumed IronPort Option(s) (or conversion/acceleration of vesting of the assumed IronPort Option(s) if the conversion/acceleration is a taxable event in your country), you authorize the Company and/or your employer (the “Employer”) to meet the obligation for Tax-Related Items in relation to your assumed IronPort Option(s) by withholding all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of the Shares. Finally, you must pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your acquisition of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and/or refuse to convert your assumed IronPort Option(s) if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Paragraph.

Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the IronPort Option(s), including the grant, vesting, conversion into options over Cisco Stock or exercise of the IronPort Option(s), any acceleration of vesting and the immediate sale of Stock acquired pursuant to such exercise; and (2) do not commit to structure the terms of the conversion of IronPort Option(s) into options over Cisco Stock, any acceleration of vesting or any aspect of the IronPort Option(s) to reduce or eliminate your liability for Tax-Related Items.

*****

You understand that the Employer and/or the Company hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, national insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all assumed IronPort Option(s) or other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (“Data”), for the purpose of implementing, administering and managing the Plan. You are aware that providing the Company with your Data is necessary for the performance of this Agreement and that your refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect your ability to participate in the Plan.

The Controller of personal data processing is Cisco Systems, Inc. 170 West Tasman Drive, San Jose, California 95134, USA, and, pursuant to D.lgs 196/2003, its representative in Italy is Cisco Systems, Italy S.r.l. with registered offices at Via Manzoni 31, 20121 Milan, Italy. You understand that Data may be transferred to third parties assisting in the implementation, administration and management of the Plan, including any transfer required to a broker or other third party with whom cash from the sale of Shares acquired pursuant to the assumed Ironport Option(s) may be deposited. Furthermore, the recipients that may receive, possess, use, retain and transfer such Data for the above mentioned purposes may be located in your country, or elsewhere, including outside of the European Union and the recipient’s country may have different data privacy laws and protections than your country. The processing activity, including the transfer of your personal data abroad, out of the European Union, as herein specified and pursuant to applicable laws and regulations, does not require your consent thereto as the processing is necessary for the performance of contractual obligations related to the implementation, administration and management of the Plan. You understand that Data processing relating to the purposes above specified shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to D.lgs. 196/2003.

You understand that Data will be held only as long as is required by law or as necessary to implement, administer and manage your participation in the Plan. You understand that, pursuant to art 7 of D.lgs 196/2003, you have the right, including but not limited to, access, delete, update, request the rectification of your Data and your Data will not be used for direct marketing purposes. In addition, the Data provided can be reviewed and questions or complaints can be addressed by contacting a local representative available at the following address: Torri Bianche-Faggio Bldg Lot H1, Via Torri Bianche 7, 20059 Vimercate Lombardia, Italy.

*****

By signing below, you hereby acknowledge and agree as follows: (a) the Plans are discretionary in nature and may be modified, amended, suspended or terminated by Cisco at any time, unless otherwise provided in the Plans and this Agreement or the Option Agreements; (b) the assumed Ironport Option(s) you were granted were voluntarily given and do not create any contractual or other right to receive future grants of Ironport or Cisco options, or benefits in lieu of Ironport Options, even if Ironport Options have been granted repeatedly in the past; (c) all decisions with respect to future Options, if any, will be at the sole discretion of Cisco; (d) your participation in the Plans will not create a right to further employment with Cisco, its Subsidiaries or Affiliates or your actual Employer; (e) you are voluntarily participating in the Plans; (f) the assumed Ironport Options are extraordinary in that they do not constitute compensation of any kind for services of any kind rendered to Cisco or the Employer and are outside the scope of your employment contract, if any; (g) the assumed Ironport Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for Cisco, Ironport or the Employer; (h) in the event that you are not an employee of Cisco (e.g., you are employed by a Subsidiary or Affiliate of Cisco), the assumed Ironport Option(s) will not be interpreted to form an employment contract or relationship with Cisco; and furthermore, the assumed Ironport Option(s) will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of Cisco; (i) the future value of Cisco Stock is unknown and cannot be predicted with certainty; (j) in consideration of the conversion of the assumed Ironport Option(s), no claim or entitlement to compensation or damages shall arise from termination of the assumed Ironport Option(s) or diminution in value of the assumed Ironport Option(s) which results from termination of your employment by Cisco or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Cisco and the Employer from any such claim that may arise; if notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you will be deemed irrevocably to have waived your entitlement to pursue such a claim; (k) in the event of termination of your employment (whether or not in breach of local labor laws), your right to vest in the assumed Ironport Option(s) under the Plans, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); (l) Cisco is not providing any tax, legal or financial advice, nor is Cisco making any recommendations regarding your participation in the Plans, or your acquisition or immediate sale of Cisco Stock; and (m) you are hereby advised to consult with personal tax, legal and financial advisors regarding participation in the Plans before taking any action related to the Plans.

You hereby acknowledge and agree as follows: (a) the conversion and adjustment of your assumed Ironport Option(s) and/or acceleration of vesting of your assumed Ironport Option(s) to awards over Cisco Shares may have adverse tax and social insurance contribution consequences, including but not limited to the inability to obtain a tax or social insurance refund for taxes or contributions already paid on such assumed Ironport Option(s), and that Ironport, Cisco and your Employer do not take any responsibility or liability with respect to the tax and social insurance consequences of the conversion of your assumed Ironport Option(s); (b) you received information regarding the adjustment and conversion of your assumed Ironport Option(s); and (c) you acknowledge that exercise and vesting of your assumed Ironport Option(s) is contingent upon compliance with applicable local laws.

You acknowledge that if you have received this Agreement or any other documents related to the Plans translated into a language other than English, and if the translated version is different from the English version, the English version will control. Cisco may, in its sole discretion, decide to deliver any documents related to the assumed Ironport Option(s) and this Agreement by electronic means or to request your consent to future participation in the Plans by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plans through an on-line or electronic system established and maintained by Cisco, the Charles Schwab Corporation or other third party designated by Cisco.

You hereby confirm that you accept and agree to the Agreement and the Plans in all respects as of the Closing Date. You further acknowledge that you have read and specifically and expressly approve of the following provisions of this Agreement: (i) section regarding your responsibility for Tax-Related Items; (ii) section addressing your authorization with respect to data privacy; (iii) section addressing your acknowledgement that the assumed Ironport Options do not provide you with any entitlement or claim for compensation; and (iv) section addressing electronic delivery and acceptance procedures.

Please sign and date this Agreement, as soon as possible, and return a copy by                     , 2007, to                      at                     .

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed IronPort Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed IronPort Option(s), please contact                      at                     .

CISCO SYSTEMS, INC.

By:
Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed IronPort Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the

Option Agreement(s) for such assumed IronPort Option(s), the Plans (as applicable) and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: , 2007	_________________________________________________________
- Optionee
Address:
_________________________________________________________
Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

FOR NON-U.S. EMPLOYEES

Dear                     :

As you know, on June 19, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired IronPort Systems, Inc. (“IronPort”) (the “Acquisition”) pursuant to the Agreement and Plan of Reorganization by and among Cisco Systems, Inc., Ibiza Acquisition Corp., Eivissa Acquisition LLC, and IronPort dated as of December 29, 2006 (as amended to date, the “Merger Agreement”). On the Closing Date you held one or more outstanding options to purchase shares of IronPort common stock granted to you under one or more of the 2001 Stock Plan, as amended and 2007 Stock Option Plan of IronPort and the Amended and Restated 1998 Stock Plan and 2001 Stock Plan of PostX Corporation, (collectively the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of IronPort under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to purchase IronPort common stock granted to you under any of the Plans (the “IronPort Option(s)”), and documented by a stock option agreement(s) (or stock option agreements) and any amendment(s) and/or option assumption agreements entered into by and between you and IronPort and/or PostX Corporation (the “Option Agreement(s)”), including the necessary adjustments for assumption of the IronPort Option(s) that are required by the Acquisition.

The table below summarizes your IronPort Option(s) immediately before and after the Acquisition:

IRONPORT OPTION				ASSUMED OPTION
Grant Date	Option Type	No. of IronPort Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.2287757420, as determined in accordance with the terms of the Merger Agreement, and are intended to: (i) assure that the total spread of your assumed IronPort Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. If applicable, and to the extent allowable by law, the adjustments are also intended to retain “incentive stock option” status under U.S. tax laws. The number of shares of Cisco common stock subject to your assumed IronPort Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your IronPort Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed IronPort Option(s) was determined by dividing the exercise price per share of your IronPort Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Unless the context otherwise requires, any references in either of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the Plans relating to your status as an employee or consultant of IronPort (or PostX Corporation) will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s) (in this respect, please note that any discussion of option terms (including vesting acceleration) in any employment offer letter (whether from Cisco, IronPort, PostX Corporation, or any other related employer) is explanatory in nature and will not result in duplication of benefits (including vesting) with respect to your assumed IronPort Option(s)) but with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition. Vesting of your assumed IronPort Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, the only permissible methods to exercise your assumed IronPort Option(s) are cash, check, wire transfer, or through a cashless exercise program with a Cisco-designated broker. All other provisions which govern either the exercise or the termination of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to purchase shares of Cisco common stock, except (i) no assumed IronPort Option(s) may be “early exercised” (i.e., an assumed IronPort Option may be exercised for shares of Cisco common stock only to the extent the assumed IronPort Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your active employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed IronPort Option(s) to the extent vested and outstanding at the time of termination, after which time your assumed IronPort Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed IronPort Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is 1-866-602-4726).

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and the right of Cisco or its Subsidiary or Affiliate, which rights are expressly reserved, to terminate your employment at any time for any reason and whether or not in breach of local labor laws. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed IronPort Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of your active employment.

The following are additional terms and conditions of your Options:

Prior to exercise of the assumed IronPort Option(s) (or conversion/acceleration of vesting of the assumed IronPort Option(s) if the conversion/acceleration is a taxable event in your country), you authorize the Company and/or your employer (the “Employer”) to meet the obligation for income tax, social insurance contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”) in relation to your assumed IronPort Option(s) by withholding all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of the Shares. Alternatively, or in addition, if permissible under local law, Cisco may (1) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company withholds only the amount of Shares necessary to satisfy the minimum withholding amount. If the obligation for Tax-Related Items is satisfied by withholding shares of Stock as described herein, you shall be deemed to have been issued the full amount of Stock subject to this Agreement, notwithstanding that a number of shares of Stock is held back solely for the purpose of paying the Tax-Related Items due. Finally, you must pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise, refuse to convert your assumed IronPort Option(s) and/or refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Paragraph.

Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the IronPort Option(s), including the grant, vesting, conversion into options over Cisco Stock or exercise of the IronPort Option(s), any acceleration of vesting, the subsequent sale of Stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the conversion of IronPort Option(s) into options over Cisco Stock, any acceleration of vesting or any aspect of the IronPort Option(s) to reduce or eliminate your liability for Tax-Related Items.

*****

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal information as described in this Agreement by and among, as applicable, the Employer, and the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all assumed IronPort Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon exercise of the assumed Ironport Option(s). You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

*****

By signing below, you hereby acknowledge and agree as follows: (a) the Plans are discretionary in nature and may be modified, amended, suspended or terminated by Cisco at any time, unless otherwise provided in the Plans and this Agreement or the Option Agreements; (b) the assumed Ironport Option(s) you were granted were voluntarily given and do not create any contractual or other right to receive future grants of Ironport or Cisco options, or benefits in lieu of Ironport Options, even if Ironport Options have been granted repeatedly in the past; (c) all decisions with respect to future Options, if any, will be at the sole discretion of Cisco; (d) your participation in the Plans will not create a right to further employment with Cisco, its Subsidiaries or Affiliates or your actual Employer; (e) you are voluntarily participating in the Plans; (f) the assumed Ironport Options are extraordinary in that they do not constitute compensation of any kind for services of any kind rendered to Cisco or the Employer and are outside the scope of your employment contract, if any; (g) the assumed Ironport Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for Cisco, Ironport or the Employer; (h) in the event that you are not an employee of Cisco (e.g., you are employed by a Subsidiary or Affiliate of Cisco), the assumed Ironport Option(s) will not be interpreted to form an employment contract or relationship with Cisco; and furthermore, the assumed Ironport Option(s) will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of Cisco; (i) the future value of Cisco Stock is unknown and cannot be predicted with certainty; (j) if you exercise your assumed Ironport Option(s) and acquire shares of Cisco Stock under the assumed Ironport Option(s), the value of the Cisco Stock acquired may increase or decrease in value; (k) in consideration of the conversion of the assumed Ironport

Option(s), no claim or entitlement to compensation or damages shall arise from termination of the assumed Ironport Option(s) or diminution in value of the assumed Ironport Option(s) or Cisco Stock acquired through the assumed Ironport Option(s) which results from termination of your employment by Cisco or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Cisco and the Employer from any such claim that may arise; if notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you will be deemed irrevocably to have waived your entitlement to pursue such a claim; (l) in the event of termination of your employment (whether or not in breach of local labor laws), your right to vest in the assumed Ironport Option(s) under the Plans, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); (m) Cisco is not providing any tax, legal or financial advice, nor is Cisco making any recommendations regarding your participation in the Plans, or your acquisition or sale of Cisco Stock; and (n) you are hereby advised to consult with personal tax, legal and financial advisors regarding participation in the Plans before taking any action related to the Plans.

You hereby acknowledge and agree as follows: (a) the conversion and adjustment of your assumed Ironport Option(s) and/or acceleration of vesting of your assumed Ironport Option(s) to awards over Cisco Shares may have adverse tax and social insurance contribution consequences, including but not limited to any loss of tax and social insurance qualified status and the inability to obtain a tax or social insurance refund for taxes or contributions already paid on such assumed Ironport Option(s), and that Ironport, Cisco and your Employer do not take any responsibility or liability with respect to the loss of tax and social insurance qualified status of your assumed Ironport Option(s); (b) you received information regarding the adjustment and conversion of your assumed Ironport Option(s); and (c) you acknowledge that exercise and vesting of your assumed Ironport Option(s) is contingent upon compliance with applicable local laws; in particular, if allowing you to exercise or receive assumed Ironport Option(s) would not be compliant with applicable foreign securities laws, you will not be permitted to purchase or receive Shares under this Agreement.

You acknowledge that if you have received this Agreement or any other documents related to the Plans translated into a language other than English, and if the translated version is different from the English version, the English version will control. Cisco may, in its sole discretion, decide to deliver any documents related to the assumed Ironport Option(s) and this Agreement by electronic means or to request your consent to future participation in the Plans by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plans through an on-line or electronic system established and maintained by Cisco, the Charles Schwab Corporation or other third party designated by Cisco.

Please sign and date this Agreement, as soon as possible, and return a copy by                     , 2007, to                      at                     .

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed IronPort Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed IronPort Option(s), please contact                      at                     .

CISCO SYSTEMS, INC.

By:
Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed IronPort Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed IronPort Option(s), the Plans (as applicable) and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: , 2007	_________________________________________________________
- Optionee
Address:
_________________________________________________________
Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

Assumed Options Exercisable with Same Day Sale Method of Exercise Only

Dear                     :

As you know, on June 19, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired IronPort Systems, Inc. (“IronPort”) (the “Acquisition”) pursuant to the Agreement and Plan of Reorganization by and among Cisco Systems, Inc., Ibiza Acquisition Corp., Eivissa Acquisition LLC, and IronPort dated as of December 29, 2006 (as amended to date, the “Merger Agreement”). On the Closing Date you held one or more outstanding options to acquire shares of IronPort common stock granted to you under one or more of the 2001 Stock Plan, as amended and 2007 Stock Option Plan of IronPort and the Amended and Restated 1998 Stock Plan and 2001 Stock Plan of PostX Corporation, (collectively the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of IronPort under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to acquire IronPort common stock granted to you under any of the Plans (the “IronPort Option(s)”), and documented by a stock option agreement(s) (or stock option agreements) and any amendment(s) and/or option assumption agreements entered into by and between you and IronPort and/or PostX Corporation (the “Option Agreement(s)”), including the necessary adjustments for assumption of the IronPort Option(s) that are required by the Acquisition.

The table below summarizes your IronPort Option(s) immediately before and after the Acquisition:

IRONPORT OPTION				ASSUMED OPTION
Grant Date	Option Type	No. of IronPort Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.2287757420, as determined in accordance with the terms of the Merger Agreement, and are intended to: (i) assure that the total spread of your assumed IronPort Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. If applicable, and to the extent allowable by law, the adjustments are also intended to retain “incentive stock option” status under U.S. tax laws. The number of shares of Cisco common stock subject to your assumed IronPort Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your IronPort Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed IronPort Option(s) was determined by dividing the exercise price per share of your IronPort Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Unless the context otherwise requires, any references in either of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the Plans relating to your status as an employee or consultant of IronPort (or PostX Corporation) will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s) (in this respect, please note that any discussion of option terms (including vesting acceleration) in any employment offer letter (whether from Cisco, IronPort, PostX Corporation, or any other related employer) is explanatory in nature and will not result in duplication of benefits (including vesting) with respect to your assumed IronPort Option(s)) but with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition.

Vesting of your assumed IronPort Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, due to local regulatory requirements, the only permissible method to exercise your assumed IronPort Option(s) is through a cashless exercise program with a Cisco-designated broker. All other provisions which govern the termination of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to acquire shares of Cisco common stock, except (i) no assumed IronPort Option(s) may be “early exercised” (i.e., an assumed IronPort Option may be exercised for shares of Cisco common stock only to the extent the assumed IronPort Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your active employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed IronPort Option(s) to the extent vested and outstanding at the time of termination, after which time your assumed IronPort Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed IronPort Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is 1-866-602-4726). Further, due to regulatory requirements in your country, you must take the following actions to exercise your assumed Ironport Option(s):

(i) Pay the aggregate Exercise Price for the acquired Shares through a special sale and remittance procedure pursuant to which you (or any other person or persons exercising the assumed Ironport Option(s)) shall concurrently provide irrevocable written instructions (I) to a Company-designated brokerage firm (or in the case of an executive officer or Board member of the Company, a brokerage firm of your choice) to effect the immediate sale of all of the acquired Shares (under a cashless sell-all exercise) and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the acquired Shares plus, if applicable, the amount necessary to satisfy the Company’s (or a Subsidiary’s or Affiliate’s) withholding obligations (including income tax, social insurance contributions, payroll tax, payment on account or other tax-related withholding) (“Tax-Related Items”) and (II) to the Company to deliver the certificates for the acquired Shares directly to such brokerage firm in order to complete the sale transaction.

(ii) Furnish to the Company appropriate documentation that the person or persons exercising the assumed Ironport Option(s) (if other than you) have the right to exercise the assumed Ironport Option(s).

(iii) Make appropriate arrangements with the Company (or its Subsidiary or Affiliate employing or retaining you) for the satisfaction of all Tax-Related Items applicable to the exercise of the assumed Ironport Option(s).

On or as soon as practical after the exercise date of your assumed Ironport Option(s), you shall receive the cash proceeds from the sale of all of the acquired Stock less the aggregate Exercise Price, the amount necessary to satisfy any and all Tax-Related Items and any brokerage fees and commissions. In no event may the assumed Ironport Option(s) be exercised for any fractional shares of Stock. Notwithstanding any other provisions of the Plans, this Agreement or any other agreement to the contrary, if at the time the assumed Ironport Option(s) are exercised, you are indebted to the Company (or any Subsidiary or Affiliate) for any reason, the after-tax proceeds of the sale of your Shares shall automatically be applied to the outstanding balance of your indebtedness.

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and the right of Cisco or its Subsidiary or Affiliate, which rights are expressly reserved, to terminate your employment at any time for any reason and whether or not in breach of local labor laws. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed IronPort Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of your active employment.

The following are additional terms and conditions of your Options:

Prior to exercise of the assumed IronPort Option(s) (or conversion/acceleration of vesting of the assumed IronPort Option(s) if the conversion/acceleration is a taxable event in your country), you authorize the Company and/or your employer (the “Employer”) to meet the obligation for Tax-Related Items in relation to your assumed IronPort Option(s) by withholding all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of the Shares. Finally, you must pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your acquisition of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and/or refuse to convert your assumed IronPort Option(s) if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Paragraph.

Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the IronPort Option(s), including the grant, vesting, conversion into options over Cisco Stock or exercise of the IronPort Option(s), any acceleration of vesting and the immediate sale of Stock acquired pursuant to such exercise; and (2) do not commit to structure the terms of the conversion of IronPort Option(s) into options over Cisco Stock, any acceleration of vesting or any aspect of the IronPort Option(s) to reduce or eliminate your liability for Tax-Related Items.

*****

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal information as described in this Agreement by and among, as applicable, the Employer, and the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all assumed IronPort Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

(For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

*****

By signing below, you hereby acknowledge and agree as follows: (a) the Plans are discretionary in nature and may be modified, amended, suspended or terminated by Cisco at any time, unless otherwise provided in the Plans and this Agreement or the Option Agreements; (b) the assumed Ironport Option(s) you were granted were voluntarily given and do not create any contractual or other right to receive future grants of Ironport or Cisco options, or benefits in lieu of Ironport Options, even if Ironport Options have been granted repeatedly in the past; (c) all decisions with respect to future Options, if any, will be at the sole discretion of Cisco; (d) your participation in the Plans will not create a right to further employment with Cisco, its Subsidiaries or Affiliates or your actual Employer; (e) you are voluntarily participating in the Plans; (f) the assumed Ironport Options are extraordinary in that they do not constitute compensation of any kind for services of any kind rendered to Cisco or the Employer and are outside the scope of your employment contract, if any; (g) the assumed Ironport Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for Cisco, Ironport or the Employer; (h) in the event that you are not an employee of Cisco (e.g., you are employed by a Subsidiary or Affiliate of Cisco), the assumed Ironport Option(s) will not be interpreted to form an employment contract or relationship with Cisco; and furthermore, the assumed Ironport Option(s) will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of Cisco; (i) the future value of Cisco Stock is unknown and cannot be predicted with certainty; (j) in consideration of the conversion of the assumed Ironport Option(s), no claim or entitlement to compensation or damages shall arise from termination of the assumed Ironport Option(s) or diminution in value of the assumed Ironport Option(s) which results from termination of your employment by Cisco or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Cisco and the Employer from any such claim that may arise; if notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you will be deemed irrevocably to have waived your entitlement to pursue such a claim; (k) in the event of termination of your employment (whether or not in breach of local labor laws), your right to vest in the assumed Ironport Option(s) under the Plans, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); (l) Cisco is not providing any tax, legal or financial advice, nor is Cisco making any recommendations regarding your participation in the Plans, or your acquisition or immediate sale of Cisco Stock; and (m) you are hereby advised to consult with personal tax, legal and financial advisors regarding participation in the Plans before taking any action related to the Plans.

You hereby acknowledge and agree as follows: (a) the conversion and adjustment of your assumed Ironport Option(s) and/or acceleration of vesting of your assumed Ironport Option(s) to awards over Cisco Shares may have adverse tax and social insurance contribution consequences, including but not limited to the inability to obtain a tax or social insurance refund for taxes or contributions already paid on such assumed Ironport Option(s), and that Ironport, Cisco and your Employer do not take any responsibility or liability with respect to the tax and social insurance consequences of the conversion of your assumed Ironport Option(s); (b) you received information regarding the adjustment and conversion of your assumed Ironport Option(s); and (c) you acknowledge that exercise and vesting of your assumed Ironport Option(s) is contingent upon compliance with applicable local laws.

You acknowledge that if you have received this Agreement or any other documents related to the Plans translated into a language other than English, and if the translated version is different from the English version, the English version will control. Cisco may, in its sole discretion, decide to deliver any documents related to the assumed Ironport Option(s) and this Agreement by electronic means or to request your consent to future participation in the Plans by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plans through an on-line or electronic system established and maintained by Cisco, the Charles Schwab Corporation or other third party designated by Cisco.

Please sign and date this Agreement, as soon as possible, and return a copy by                     , 2007, to                      at                     .

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed IronPort Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed IronPort Option(s), please contact                      at                     .

CISCO SYSTEMS, INC.

By:
Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed IronPort Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed IronPort Option(s), the Plans (as applicable) and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: , 2007	_________________________________________________________
- Optionee
Address:
_________________________________________________________
Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

ARGENTINA

Dear                     :

As you know, on June 19, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired IronPort Systems, Inc. (“IronPort”) (the “Acquisition”) pursuant to the Agreement and Plan of Reorganization by and among Cisco Systems, Inc., Ibiza Acquisition Corp., Eivissa Acquisition LLC, and IronPort dated as of December 29, 2006 (as amended to date, the “Merger Agreement”). On the Closing Date you held one or more outstanding options to purchase shares of IronPort common stock granted to you under one or more of the 2001 Stock Plan, as amended and 2007 Stock Option Plan of IronPort and the Amended and Restated 1998 Stock Plan and 2001 Stock Plan of PostX Corporation, (collectively the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of IronPort under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to purchase IronPort common stock granted to you under any of the Plans (the “IronPort Option(s)”), and documented by a stock option agreement(s) (or stock option agreements) and any amendment(s) and/or option assumption agreements entered into by and between you and IronPort and/or PostX Corporation (the “Option Agreement(s)”), including the necessary adjustments for assumption of the IronPort Option(s) that are required by the Acquisition.

The table below summarizes your IronPort Option(s) immediately before and after the Acquisition:

IRONPORT OPTION				ASSUMED OPTION
Grant Date	Option Type	No. of IronPort Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.2287757420, as determined in accordance with the terms of the Merger Agreement, and are intended to: (i) assure that the total spread of your assumed IronPort Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. If applicable, and to the extent allowable by law, the adjustments are also intended to retain “incentive stock option” status under U.S. tax laws. The number of shares of Cisco common stock subject to your assumed IronPort Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your IronPort Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed IronPort Option(s) was determined by dividing the exercise price per share of your IronPort Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Unless the context otherwise requires, any references in either of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the Plans relating to your status as an employee or consultant of IronPort (or PostX Corporation) will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s) (in this respect, please note that any discussion of option terms (including vesting acceleration) in any employment offer letter (whether from Cisco, IronPort, PostX Corporation, or any other related employer) is explanatory in nature and will not result in duplication of benefits (including vesting) with respect to your assumed IronPort Option(s)) but with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition. Vesting of your assumed IronPort Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, the only permissible methods to exercise your assumed IronPort Option(s) are cash, check, wire transfer, or through a cashless exercise program with a Cisco-designated broker. All other provisions which govern either the exercise or the termination of your assumed IronPort Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to purchase shares of Cisco common stock, except (i) no assumed IronPort Option(s) may be “early exercised” (i.e., an assumed IronPort Option may be exercised for shares of Cisco common stock only to the extent the assumed IronPort Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your active employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed IronPort Option(s) to the extent vested and outstanding at the time of termination, after which time your assumed IronPort Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed IronPort Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is 1-866-602-4726).

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and the right of Cisco or its Subsidiary or Affiliate, which rights are expressly reserved, to terminate your employment at any time for any reason and whether or not in breach of local labor laws. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed IronPort Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of your active employment.

The following are additional terms and conditions of your Options:

Prior to exercise of the assumed IronPort Option(s) (or conversion/acceleration of vesting of the assumed IronPort Option(s) if the conversion/acceleration is a taxable event in your country), you authorize the Company and/or your employer (the “Employer”) to meet the obligation for income tax, social insurance contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”) in relation to your assumed IronPort Option(s) by withholding all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of the Shares. Alternatively, or in addition, if permissible under local law, Cisco may (1) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company withholds only the amount of Shares necessary to satisfy the minimum withholding amount. If the obligation for Tax-Related Items is satisfied by withholding shares of Stock as described herein, you shall be deemed to have been issued the full amount of Stock subject to this Agreement, notwithstanding that a number of shares of Stock is held back solely for the purpose of paying the Tax-Related Items due. Finally, you must pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise, refuse to convert your assumed IronPort Option(s) and/or refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Paragraph.

Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the IronPort Option(s), including the grant, vesting, conversion into options over Cisco Stock or exercise of the IronPort Option(s), any acceleration of vesting, the subsequent sale of Stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the conversion of IronPort Option(s) into options over Cisco Stock, any acceleration of vesting or any aspect of the IronPort Option(s) to reduce or eliminate your liability for Tax-Related Items.

*****

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal information as described in this Agreement by and among, as applicable, the Employer, and the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all assumed IronPort Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon exercise of the assumed Ironport Option(s). You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

*****

By signing below, you hereby acknowledge and agree as follows: (a) the Plans are discretionary in nature and may be modified, amended, suspended or terminated by Cisco at any time, unless otherwise provided in the Plans and this Agreement or the Option Agreements; (b) the assumed Ironport Option(s) you were granted were voluntarily given and do not create any contractual or other right to receive future grants of Ironport or Cisco options, or benefits in lieu of Ironport Options, even if Ironport Options have been granted repeatedly in the past; (c) all decisions with respect to future Options, if any, will be at the sole discretion of Cisco; (d) your participation in the Plans will not create a right to further employment with Cisco, its Subsidiaries or Affiliates or your actual Employer; (e) you are voluntarily participating in the Plans; (f) the assumed Ironport Options are extraordinary in that they do not constitute compensation of any kind for services of any kind rendered to Cisco or the Employer and are outside the scope of your employment contract, if any; (g) the assumed Ironport Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for Cisco, Ironport or the Employer; (h) in the event that you are not an employee of Cisco (e.g., you are employed by a Subsidiary or Affiliate of Cisco), the assumed Ironport Option(s) will not be interpreted to form an employment contract or relationship with Cisco; and furthermore, the assumed Ironport Option(s) will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of Cisco; (i) the future value of Cisco Stock is unknown and cannot be predicted with certainty; (j) if you exercise your assumed Ironport Option(s) and acquire shares of Cisco Stock under the assumed Ironport Option(s), the value of the Cisco Stock acquired may increase or decrease in value; (k) in consideration of the conversion of the assumed Ironport

Option(s), no claim or entitlement to compensation or damages shall arise from termination of the assumed Ironport Option(s) or diminution in value of the assumed Ironport Option(s) or Cisco Stock acquired through the assumed Ironport Option(s) which results from termination of your employment by Cisco or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release Cisco and the Employer from any such claim that may arise; if notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you will be deemed irrevocably to have waived your entitlement to pursue such a claim; (l) in the event of termination of your employment (whether or not in breach of local labor laws), your right to vest in the assumed Ironport Option(s) under the Plans, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); (m) Cisco is not providing any tax, legal or financial advice, nor is Cisco making any recommendations regarding your participation in the Plans, or your acquisition or sale of Cisco Stock; and (n) you are hereby advised to consult with personal tax, legal and financial advisors regarding participation in the Plans before taking any action related to the Plans.

You hereby acknowledge and agree as follows: (a) the conversion and adjustment of your assumed Ironport Option(s) and/or acceleration of vesting of your assumed Ironport Option(s) to awards over Cisco Shares may have adverse tax and social insurance contribution consequences, including but not limited to any loss of tax and social insurance qualified status and the inability to obtain a tax or social insurance refund for taxes or contributions already paid on such assumed Ironport Option(s), and that Ironport, Cisco and your Employer do not take any responsibility or liability with respect to the loss of tax and social insurance qualified status of your assumed Ironport Option(s); (b) you received information regarding the adjustment and conversion of your assumed Ironport Option(s); and (c) you acknowledge that exercise and vesting of your assumed Ironport Option(s) is contingent upon compliance with applicable local laws; in particular, if allowing you to exercise or receive assumed Ironport Option(s) would not be compliant with applicable foreign securities laws, you will not be permitted to purchase or receive Shares under this Agreement.

You understand that neither the assumption of the Ironport Options nor the purchase of Shares constitute a public offering as defined by the Law 17,811, or any other Argentine law. The assumption of the Ironport Options is a private placement. As such, the assumption of the Ironport Options is not subject to the supervision of any Argentine governmental authority.

You acknowledge that if you have received this Agreement or any other documents related to the Plans translated into a language other than English, and if the translated version is different from the English version, the English version will control. Cisco may, in its sole discretion, decide to deliver any documents related to the assumed Ironport Option(s) and this Agreement by electronic means or to request your consent to future participation in the Plans by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plans through an on-line or electronic system established and maintained by Cisco, the Charles Schwab Corporation or other third party designated by Cisco.

Please sign and date this Agreement, as soon as possible, and return a copy by                     , 2007, to                      at                     .

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed IronPort Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed IronPort Option(s), please contact                      at                     .

CISCO SYSTEMS, INC.

By:
Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed IronPort Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed IronPort Option(s), the Plans (as applicable) and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: , 2007	_________________________________________________________
- Optionee
Address:
_________________________________________________________
Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus